Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 13th day of March, 2013, by and among W270, Inc., a Nevada corporation (the “Company”), and W-Net Fund I, L.P. (the “Stockholder”).

W I T N E S S E T H:

WHEREAS, Stockholder have purchased 3,000,000 shares of common stock of the Company (the “Common Stock”);

WHEREAS, the Company currently has no funding. The Company requires the Stockholder to fund Company expenses and provide services. To induce the Stock Holder to lend money, pay for Company’s liabilities and perform services, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively the “Securities Act”), and applicable state securities laws.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

1.                Registration Rights

Effective as of the Closing of the Securities Exchange Agreement (the “Effective Date”), the Company hereby grants to the Stockholder the following registration rights.

A.              Definitions. As used in this Section 1, the following terms shall have the following respective meanings:

Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities: Each issued and outstanding share of Common Stock held as of the Effective Date by the Stockholder and identified on Schedule A hereto until such time as such shares (a) have been sold pursuant to, or are subject to, an effective registration statement under the Act, (b) have been sold pursuant to Rule 144, or (b) may be sold without any time, volume or manner limitations pursuant to section (k) of Rule 144.

Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144: Rule 144 promulgated by the Commission pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

SEC: The United States Securities and Exchange Commission.

Trading Day: A day on whichever (a) the national securities exchange, (b) the NASDAQ Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

B.               Demand Registration Right. If the Company receives at any time after the date that is two (2) months from the Effective Date, a written request (a “Demand Request”) from the Stockholder that the Company register any such Registrable Securities, then the Company shall agree to take all actions as are necessary to keep any Registration Statement filed pursuant to this Section 1.B. effective until the date on which all Registrable Securities thereunder may be sold without any restriction, under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144.

The Company shall file, no later than forty-five (45) days following receipt of a Demand Request (the “Demand Filing Date”), a Registration Statement (the “Demand Registration Statement”) covering such Registrable Securities which the Company has been so requested to register by the Stockholder, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request, and use its commercially reasonable efforts to have such Demand Registration Statement declared effective by the SEC within one hundred fifty (150) days after the Demand Filing Date. If a registration pursuant to this Section 1.B. involves an underwritten public offering, the Stockholder registration may elect, in writing prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

The Company may delay making a filing of a Demand Registration Statement in connection with a Demand Request or taking action in connection therewith by not more than ninety (90) days if the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Stockholders, prior to the time it would otherwise have been required to file such Demand Registration Statement or take such action pursuant to this Section 1.B., stating that the Board has determined in good faith that the filing of such Demand Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a “Valid Business Reason”) and that it is therefore essential to defer the filing of the Demand Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than once in any twelve (12)-month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a registration statement for securities to be issued and sold for its own account or for that of anyone other than the Stockholders.

The Company shall only be obligated to effect one (1) Demand Request pursuant to this Section 1.B.

The Stockholder shall have the right to cancel a proposed registration of Registrable Securities pursuant to this Section 1.B when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Stockholder at the time of the Demand Request. Such cancellation of a registration shall be made in writing and shall not be counted as a Demand Request.

C.              Piggyback Registration. If the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security stockholders (except with respect to the Initial Registration Statement, or registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to Stockholder of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of the Stockholder (which request shall specify the number of Registrable Securities intended to be disposed of by the Stockholder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of the Stockholder’s Registrable Securities, the Company will use its commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholder (in accordance with its written request) of such Registrable Securities so registered (“Piggyback Registration Rights”); provided, that if, at any time after giving written notice of its intention to register any securities pursuant to this Section 1.C and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 1.C. involves an underwritten public offering, the Stockholder may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 1.C. without thereby incurring any liability to the Stockholder.

D.              Underwriting. If a Registration Statement is for a registered public offering involving an underwriting, the Company shall so advise the Stockholder in writing or as a part of the written notice given pursuant to Section 1.B or 1.C, as applicable. In such event the right of the Stockholder to registration pursuant to Section 1.B and/or 1.C shall be conditioned upon the Stockholder’s participation in such underwriting and the inclusion of the Stockholder’s Registrable Securities in the underwriting to the extent provided herein. The Stockholder, if proposing to distribute their securities through such underwriting, shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling stockholders, as applicable. Notwithstanding any other provision of this Section 1, if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise the Stockholder, and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated to the Stockholder as follows:

(i)               In the event of a registration that is initiated by the exercise of demand registration rights by the Stockholder, then the number of shares that may be included in the registration and underwriting shall be allocated first to the Stockholder;

(ii)             In the event of a registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Stockholder, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(iii)           In the event of a registration that is initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Stockholder), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Stockholder, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Stockholder disapproves of the terms of any such underwriting, the Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

E.               Registration Procedures. In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

(i)               Prepare and file with the SEC such amendments and supplements to all Registration Statements and each related Prospectus as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such Registration Statements;

(ii)             Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto.

(iii)           Notify the Stockholder as promptly as reasonably practicable and confirm such notice in writing no later than one trading day following the day (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(iv)            Furnish such number of Prospectuses and other documents incident thereto, including supplements and amendments, as the Stockholder may reasonably request;

(v)             Furnish to the Stockholder, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

(vi)            Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

(vii)          Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Stockholder whose shares are registered on a Registration Statement (a “Selling Stockholder”) in writing of the existence of an event or circumstance that is not disclosed in such Registration Statement and that may have a material effect on the Company or its business (a “Potential Material Event”), the Selling Stockholder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Selling Stockholder that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of the Selling Stockholder for more than One-Hundred Twenty (120) days during any twelve (12) month period.

F.               Registration Expenses.

(i)               All expenses incident to the Company’s performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or “cold comfort” letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by the Stockholder, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called “Registration Expenses.”

(ii)             The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 1 except as otherwise set forth therein. Other than as specifically provided for in Section 1.A hereof, all expenses to be borne by the Stockholder in connection with any Registration Statement filed pursuant to Section 1 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Stockholder.

G.              Indemnification; Contribution.

(i)               Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Stockholder, its officers, directors and each Person who controls the Stockholder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to the Stockholder furnished in writing to the Company by or on behalf of the Stockholder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to the Stockholder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of the Stockholder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from the Stockholder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(ii)             Indemnification by Stockholder of Registrable Securities. In connection with any Registration Statement in which the Stockholder is participating, the Stockholder will furnish to the Company in writing such information with respect to the name and address of the Stockholder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to the Stockholder so furnished in writing by the Stockholder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that the Stockholder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, the Stockholder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of the Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Selling Stockholder upon the sale of the Registrable Securities, sold under such Registration Statement or Prospectus as contemplated herein, giving rise to such indemnification obligation.

(iii)           Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(iv)            Contribution. If the indemnification from the indemnifying party provided for in this Section 1.G is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 1.G(iii), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(v)             If indemnification is available under this Section 1.G, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 1.G.

H.              Limitation to Registration Requirement. Notwithstanding anything else herein to the contrary, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Exchange Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Material Event.

I.                Transfer of Rights. The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by the Stockholder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

J.                Information by Stockholder. The Stockholder or holders of Registrable Securities included in any Registration Statement shall furnish to the Company such information regarding the Stockholder and the distribution of securities by the Stockholder as the Company may request in writing.

K.              Compliance. The Stockholder covenants and agrees that the Stockholder will comply with the prospectus delivery requirements of the Act as applicable to the Stockholder in connection with sales of Registrable Securities pursuant to the Registration Statements required hereunder.

2.                Amendment. Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Stockholder.

3.                Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.                Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada, irrespective of its choice of law principles.

5.                Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.                Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.                Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex, telecopier or e-mail transmission, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party in the records of the Company, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

8.                Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.                Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, term sheets, letters, discussions and understandings of the parties in connection therewith.

10.             Further Assurances. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement, whether before, concurrently with or after the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

W270, INC.
a Nevada corporation

By: ____/s/ Eric Stoppenhagen_____________
Name: __Eric Stoppenhagen________
Its: __President_________________

W-Net Fund I L.P.

By: __/s/ David Weiner_________________
Name: ____David Weiner___________
Its: _____________________________

Schedule A

SHARES

3,000,000 shares of Common Stock issued to W-Net Fund I, L.P. in February 2013.

Exhibit B

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 13th day of March, 2013, by and among W270, Inc., a Nevada corporation (the “Company”), and Verdad Telecom, Inc. (the “Stockholder”).

W I T N E S S E T H:

WHEREAS, Stockholder have purchased 3,000,000 shares of common stock of the Company (the “Common Stock”);

WHEREAS, the Company currently has no funding. The Company requires the Stockholder to fund Company expenses and provide services. To induce the Stock Holder to lend money, pay for Company’s liabilities and perform services, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively the “Securities Act”), and applicable state securities laws.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

1.                Registration Rights

Effective as of the Closing of the Securities Exchange Agreement (the “Effective Date”), the Company hereby grants to the Stockholder the following registration rights.

A.              Definitions. As used in this Section 1, the following terms shall have the following respective meanings:

Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities: Each issued and outstanding share of Common Stock held as of the Effective Date by the Stockholder and identified on Schedule A hereto until such time as such shares (a) have been sold pursuant to, or are subject to, an effective registration statement under the Act, (b) have been sold pursuant to Rule 144, or (b) may be sold without any time, volume or manner limitations pursuant to section (k) of Rule 144.

Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144: Rule 144 promulgated by the Commission pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

SEC: The United States Securities and Exchange Commission.

Trading Day: A day on whichever (a) the national securities exchange, (b) the NASDAQ Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

B.               Demand Registration Right. If the Company receives at any time after the date that is two (2) months from the Effective Date, a written request (a “Demand Request”) from the Stockholder that the Company register any such Registrable Securities, then the Company shall agree to take all actions as are necessary to keep any Registration Statement filed pursuant to this Section 1.B. effective until the date on which all Registrable Securities thereunder may be sold without any restriction, under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144.

The Company shall file, no later than forty-five (45) days following receipt of a Demand Request (the “Demand Filing Date”), a Registration Statement (the “Demand Registration Statement”) covering such Registrable Securities which the Company has been so requested to register by the Stockholder, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request, and use its commercially reasonable efforts to have such Demand Registration Statement declared effective by the SEC within one hundred fifty (150) days after the Demand Filing Date. If a registration pursuant to this Section 1.B. involves an underwritten public offering, the Stockholder registration may elect, in writing prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

The Company may delay making a filing of a Demand Registration Statement in connection with a Demand Request or taking action in connection therewith by not more than ninety (90) days if the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Stockholders, prior to the time it would otherwise have been required to file such Demand Registration Statement or take such action pursuant to this Section 1.B., stating that the Board has determined in good faith that the filing of such Demand Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a “Valid Business Reason”) and that it is therefore essential to defer the filing of the Demand Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than once in any twelve (12)-month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a registration statement for securities to be issued and sold for its own account or for that of anyone other than the Stockholders.

The Company shall only be obligated to effect one (1) Demand Request pursuant to this Section 1.B.

The Stockholder shall have the right to cancel a proposed registration of Registrable Securities pursuant to this Section 1.B when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Stockholder at the time of the Demand Request. Such cancellation of a registration shall be made in writing and shall not be counted as a Demand Request.

C.              Piggyback Registration. If the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security stockholders (except with respect to the Initial Registration Statement, or registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to Stockholder of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of the Stockholder (which request shall specify the number of Registrable Securities intended to be disposed of by the Stockholder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of the Stockholder’s Registrable Securities, the Company will use its commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholder (in accordance with its written request) of such Registrable Securities so registered (“Piggyback Registration Rights”); provided, that if, at any time after giving written notice of its intention to register any securities pursuant to this Section 1.C and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 1.C. involves an underwritten public offering, the Stockholder may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 1.C. without thereby incurring any liability to the Stockholder.

D.              Underwriting. If a Registration Statement is for a registered public offering involving an underwriting, the Company shall so advise the Stockholder in writing or as a part of the written notice given pursuant to Section 1.B or 1.C, as applicable. In such event the right of the Stockholder to registration pursuant to Section 1.B and/or 1.C shall be conditioned upon the Stockholder’s participation in such underwriting and the inclusion of the Stockholder’s Registrable Securities in the underwriting to the extent provided herein. The Stockholder, if proposing to distribute their securities through such underwriting, shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling stockholders, as applicable. Notwithstanding any other provision of this Section 1, if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise the Stockholder, and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated to the Stockholder as follows:

(i)               In the event of a registration that is initiated by the exercise of demand registration rights by the Stockholder, then the number of shares that may be included in the registration and underwriting shall be allocated first to the Stockholder;

(ii)             In the event of a registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Stockholder, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(iii)           In the event of a registration that is initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Stockholder), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Stockholder, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Stockholder disapproves of the terms of any such underwriting, the Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

E.               Registration Procedures. In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

(i)               Prepare and file with the SEC such amendments and supplements to all Registration Statements and each related Prospectus as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such Registration Statements;

(ii)             Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto.

(iii)           Notify the Stockholder as promptly as reasonably practicable and confirm such notice in writing no later than one trading day following the day (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(iv)            Furnish such number of Prospectuses and other documents incident thereto, including supplements and amendments, as the Stockholder may reasonably request;

(v)             Furnish to the Stockholder, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

(vi)            Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

(vii)          Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Stockholder whose shares are registered on a Registration Statement (a “Selling Stockholder”) in writing of the existence of an event or circumstance that is not disclosed in such Registration Statement and that may have a material effect on the Company or its business (a “Potential Material Event”), the Selling Stockholder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Selling Stockholder that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of the Selling Stockholder for more than One-Hundred Twenty (120) days during any twelve (12) month period.

F.               Registration Expenses.

(i)               All expenses incident to the Company’s performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or “cold comfort” letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by the Stockholder, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called “Registration Expenses.”

(ii)             The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 1 except as otherwise set forth therein. Other than as specifically provided for in Section 1.A hereof, all expenses to be borne by the Stockholder in connection with any Registration Statement filed pursuant to Section 1 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Stockholder.

G.              Indemnification; Contribution.

(i)               Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Stockholder, its officers, directors and each Person who controls the Stockholder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to the Stockholder furnished in writing to the Company by or on behalf of the Stockholder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to the Stockholder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of the Stockholder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from the Stockholder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(ii)             Indemnification by Stockholder of Registrable Securities. In connection with any Registration Statement in which the Stockholder is participating, the Stockholder will furnish to the Company in writing such information with respect to the name and address of the Stockholder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to the Stockholder so furnished in writing by the Stockholder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that the Stockholder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, the Stockholder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of the Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Selling Stockholder upon the sale of the Registrable Securities, sold under such Registration Statement or Prospectus as contemplated herein, giving rise to such indemnification obligation.

(iii)           Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(iv)            Contribution. If the indemnification from the indemnifying party provided for in this Section 1.G is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 1.G(iii), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(v)             If indemnification is available under this Section 1.G, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 1.G.

H.              Limitation to Registration Requirement. Notwithstanding anything else herein to the contrary, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Exchange Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Material Event.

I.                Transfer of Rights. The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by the Stockholder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

J.                Information by Stockholder. The Stockholder or holders of Registrable Securities included in any Registration Statement shall furnish to the Company such information regarding the Stockholder and the distribution of securities by the Stockholder as the Company may request in writing.

K.              Compliance. The Stockholder covenants and agrees that the Stockholder will comply with the prospectus delivery requirements of the Act as applicable to the Stockholder in connection with sales of Registrable Securities pursuant to the Registration Statements required hereunder.

2.                Amendment. Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Stockholder.

3.                Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.                Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada, irrespective of its choice of law principles.

5.                Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.                Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.                Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex, telecopier or e-mail transmission, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party in the records of the Company, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

8.                Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.                Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, term sheets, letters, discussions and understandings of the parties in connection therewith.

10.             Further Assurances. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement, whether before, concurrently with or after the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

W270, INC.
a Nevada corporation

By: _____/s/ Eric Stoppenhagen________________
Name: __Eric Stoppenhagen________
Its: __President_________________

Verdad Telecom, Inc.

By: /s/ Eric Stoppenhagen_____________
Name: __Eric Stoppenhagen________
Its: __President_________________

Schedule A

SHARES

3,000,000 shares of Common Stock issued to Verdad Telecom, Inc. on February 4, 2013.